EXHIBIT 99.4

Hart Lab, LLC
Financial Statements
June 30, 2009 and 2008

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

CONTENTS

Page(s)

Balance Sheets – For the Six Months Ended June 30, 2009 (unaudited) and Year Ended December 31, 2008 (audited)	1

Statements of Operations – For the Six Months Ended June 30, 2009 and 2008 (unaudited)	2

Statements of Cash Flows – For the Six Months Ended June 30, 2009 and 2008 (unaudited)	3

Notes to Financial Statements (unaudited)	4 - 9

Hart Lab, LLC
Balance Sheets

Assets
	June 30, 2009	December 31, 2008
	(unaudited)	(audited)
Current Assets
Cash	$5,277	$2,309
Accounts receivable - net of allowances of $4,192 and $1,475	79,657	56,867
Total Current Assets	84,934	59,176

Equipment - net	39,464	44,107

Total Assets	$124,398	$103,283

Liabilities and Member's Equity

Current Liabilities
Accounts payable	$42,472	$35,411
Capital lease payable	14,000	14,000
Total Current Liabilities	56,472	49,411

Long-Term Liabilities
Capital lease payable	17,917	25,919

Total Liabilities	74,389	75,330

Member's Equity	50,009	27,953

Total Liabilities & Member's Equity	$124,398	$103,283

See accompanying notes to unaudited financial statements

Hart Lab, LLC
Statements of Operations
For the Six Months Ended June 30,
(unaudited)

	2009	2008

Net revenue	$89,473	$47,868

General and administrative	75,010	54,320

Income (loss) from operations	14,463	(6,452)

Interest expense	(514)	(1,955)

Net Income (Loss)	$13,949	$(8,407)

See accompanying notes to unaudited financial statements

Hart Lab, LLC
Statements of Cash Flows
For the Six Months Ended June 30,
(unaudited)

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$13,949	$(8,407)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Provision for bad debt	1,199	844
Depreciation	4,643	4,643

Change in operating assets and liabilities
(Increase) in accounts receivable	(23,990)	(16,873)
Increase in accounts payable	7,061	4,520
Net Cash Provided By (Used In) Operating Activities	2,862	(15,273)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment on line of credit	-	(7,988)
Repayments on capital lease liability	(8,002)	(8,247)
Contributions	8,508	39,961
Distributions	(400)	(8,397)
Net Cash Provided By Financing Activities	106	15,329

Net Increase in Cash	2,968	56

Cash - Beginning of Period	2,309	1,529

Cash - End of Period	$5,277	$1,585

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$-	$-
Interest	$514	$1,955

See accompanying notes to unaudited financial statements

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

Note 1 Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Hart Lab, LLC. (the “Company”) was formed on August 8, 2005 as a Limited Liability Company in the State of Illinois.  The Company is a clinical reference laboratory certified under the Clinical Laboratory Improvement Act of 1988 ("CLIA") and provider of diagnostic testing in the Chicago, Illinois greater metropolitan area.

Basis of presentation

The accompanying unaudited interim financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.

The unaudited interim financial statements should be read in conjunction with the required financial information on Form 8-K/A filed by Adeona Pharmaceuticals, Inc., which contains the audited financial statements and notes of the Company thereto, for the years ended December 31, 2008 and 2007. The interim results for the period ended June 30, 2009 are not necessarily indicative of results for the full fiscal year.

Note 2 Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Significant estimates for the periods ended June 30, 2009 and 2008 include an allowance for sales, an allowance for doubtful accounts and an estimate for the useful lives of property and equipment and their potential impairment.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.  There were no cash equivalents at June 30, 2009 and 2008, respectively.

The Company minimizes its credit risk associated with cash by periodically evaluating the credit quality of its primary financial institution. The balance at times may exceed federally insured limits. At June 30, 2009 and 2008, respectively, the balance did not exceed the federally insured limit.

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are reported at realizable value, net of allowances for doubtful accounts, which is estimated and recorded in the period the related revenue is recorded. The Company has a standardized approach to estimate and review the collectibility of its receivables based on a number of factors, including the period they have been outstanding. Historical collection and payer reimbursement experience is an integral part of the estimation process related to allowances for doubtful accounts. In addition, the Company regularly assesses the state of its billing operations in order to identify issues, which may impact the collectibility of these receivables or reserve estimates. Revisions to the allowances for doubtful accounts estimates are recorded as an adjustment to bad debt expense within general and administrative expenses. Receivables deemed uncollectible are charged against the allowance for doubtful accounts at the time such receivables are written-off. Recoveries of receivables previously written-off are recorded as credits to the allowance for doubtful accounts. There were no recoveries during the six months ended June 30, 2009 or 2008.

The Company’s receivables are from 3 significant insurance providers for the six months ended June 30, 2009 and the year ended December 31, 2008.

Customer	June 30, 2009	December 31, 2008
A	24%	28%
B	38%	24%
C	9%	19%

Equipment

Equipment is stated at cost less accumulated depreciation.  Depreciation is computed using the straight-line method, based upon the estimated useful life of the asset of seven years.

Upon retirement, sale, or other disposition of property and equipment, the costs and accumulated depreciation are eliminated from the accounts, and any resulting gain or loss is included in results from operations.

Long Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no impairment charges taken during the periods ended June 30, 2009 and 2008.

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including accounts receivable, accounts payable, capital lease payable and line of credit, approximate fair value due to the relatively short period to maturity for these instruments.

Revenue Recognition

The Company records revenue when all of the following have occurred: (1) persuasive evidence of an arrangement exists, (2) the service is completed without further obligation, (3) the sales price to the customer is fixed or determinable, and (4) collectability is reasonably assured.

The Company primarily recognizes revenue for services rendered upon completion of the testing process. Billings for services reimbursed by third-party payers, including Medicare and Medicaid, are recorded as revenues net of allowances for differences between amounts billed and the estimated receipts from such payers.

The Company maintains a sales allowance to compensate for the difference in its billing practices and insurance company reimbursements. In determining this allowance the company looks at several factors, the most significant of which is the average difference between the amount charged and the amount reimbursed by insurance carriers over the prior two years, otherwise known as the yearly average adjustment amount. The allowance taken is the averaged yearly average adjustment amount for these prior periods and multiplied by each period’s actual gross sales to determine the actual sales allowance for each period.

The Company generated revenues from 3 significant insurance providers in 2008 and 2007.

Customer	June 30, 2009	June 30, 2008
A	48%	45%
B	17%	22%
C	21%	14%

Income Taxes

The Company elected to be taxed as a pass-through limited liability company under the Internal Revenue Code and is not subject to federal and state income taxes; accordingly, no provision had been made.

Segment Information

During the six months ended June 30, 2009 and 2008, the Company operated in just one segment and therefore does not present segment information.

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

Recent Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active” (“FSP FAS 157-3”), with an immediate effective date, including prior periods for which financial statements have not been issued.  FSP FAS 157-3 amends FAS 157 to clarify the application of fair value in inactive markets and allows for the use of management’s internal assumptions about future cash flows with appropriately risk-adjusted discount rates when relevant observable market data does not exist.  The objective of FAS 157 has not changed and continues to be the determination of the price that would be received in an orderly transaction that is not a forced liquidation or distressed sale at the measurement date.  The adoption of FSP FAS 157-3 is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

In April 2009, the FASB issued FSP SFAS 157-4, “Determining Whether a Market Is Not Active and a Transaction Is Not Distressed,” which further clarifies the principles established by SFAS No. 157. The guidance is effective for the periods ending after June 15, 2009 with early adoption permitted for the periods ending after March 15, 2009. The adoption of FSP FAS 157-4 is not expected to have a material effect on the Company’s financial position, results of operations, or cash flows.

Other accounting standards have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 3 Equipment

The Company’s equipment consists of a capital-leased asset, based on a bargain purchase option feature within the lease agreement for the asset (See Note 5(A)).  The Company recorded the asset’s value based on the fair value of the equipment at the inception of the lease.  The equipment is summarized as follows:

	June 30, 2009	June 30, 2008

Equipment	$65,000	$65,000
Less: accumulated depreciation	(25,536)	(16,250)
Equipment – net	$39,464	$48,750

Note 4 Line of Credit

The Company has an unused, unsecured, non-interest bearing line of credit of $10,000 as of June 30, 2009 and December 31, 2008.

Note 5 Contingencies

Litigations, Claims and Assessments

From time to time, the Company may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm its business. The Company is currently not aware of any such legal proceedings or claims that they believe will have, individually or in the aggregate, a material adverse affect on its business, financial condition or operating results. Hart Lab does not carry any product liability insurance.

Hart Lab, LLC
Notes to Financial Statements
June 30, 2009 and 2008
(unaudited)

Note 6 Subsequent Events

The Company has evaluated for subsequent events between the balance sheet date of June 30, 2009 and September 21, 2009, the date the financial statements were issued.

On July 9, 2009, the Company was acquired by Adeona Pharmaceuticals, Inc. (“Adeona”) in a transaction treated as a business combination, with Adeona as the acquirer.